SEGALL BRYANT & HAMILL TRUST

Segall Bryant & Hamill Emerging Markets Fund

(Ticker Symbol: Retail - SBHEX; Institutional - SBEMX)

Supplement dated June 30, 2026 to the

Summary Prospectus, Prospectus and Statement of Additional Information,

each dated April 30, 2026, as supplemented

This supplement provides new and additional information beyond that contained in the Segall, Bryant & Hamill Emerging Markets Fund’s (the “Fund”) Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) and should be read in conjunction with the Summary Prospectus, Prospectus and SAI for the Fund.

Effective June 30, 2026, the following sections are deleted and replaced as indicated below.

The section titled “Fees and Expenses of the Fund” on page 22 of the Fund’s Prospectus is deleted and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)	Retail Class	Institutional Class
Annual Account Maintenance Fee (for Retail Class accounts under $750)	$12.00	—
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)		0.75%		0.75%
Distribution (12b-1) Fees		None		None
Other Expenses		1.20%		0.78%
Shareholder service fee(2)	0.25%		0.10%
All other expenses	0.95%		0.68%
Total Annual Fund Operating Expenses		1.95%		1.53%
Fee Waivers and/or Expense Reimbursements(3)		(0.96)%		(0.69)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements(3)		0.99%		0.84%

(1)

Effective June 30, 2026, Segall Bryant & Hamill, LLC (d/b/a CI SBH Asset Management) (“SBH” or the “Adviser”), the Fund’s investment adviser, has agreed to contractually reduce its management fee of 0.90% for all share classes of the Fund so that the management fee for all share classes of the Fund is 0.75%.

(2)

The Retail Class and the Institutional Class of the Fund may pay a fee at an annual rate of up to 0.25% and 0.10%, respectively, of average daily net assets to shareholder servicing agents. The amount listed represents the maximum fee that the Fund may pay. Actual Shareholder Service Fees for the fiscal year ended December 31, 2025 were 0.22% and 0.06% for the Retail Class and Institutional Class, respectively. Refer to the “Shareholder Service Fee” section in the prospectus.

(3)

The Adviser has contractually agreed until at least April 30, 2028, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than 0.99% and 0.84% to the Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in either the Retail Class shares or the Institutional Class shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s total annual operating expenses remain the same. This Example reflects the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	One Year	Three Years	Five Years	Ten Years
Retail Class	$101	$420	$868	$2,114
Institutional Class	$86	$344	$699	$1,702

Your expenses would be the same if you did not redeem your shares.

The Fund’s management expenses and maximum net annual fund operating expenses in the tables in the section titled “Management of the Funds” on pages 111 and 112 of the Fund’s Prospectus is deleted and replaced with the following with respect to the SBH Emerging Markets Fund only:

Management Expenses

For its advisory services to the Fund, the Adviser is entitled to receive an annual fee calculated on the respective Fund’s average daily net assets as denoted below.

Fund	Annual Advisory Fee
SBH Emerging Markets Fund	0.75%(1)

(1) Effective June 30, 2026, SBH has agreed to contractually reduce its management fee of 0.90% for all share classes of the SBH Emerging Markets Fund so that the management fee for all share classes of the Fund is 0.75%.

The Fund’s Adviser has contractually agreed until at least April 30, 2028, to waive the investment advisory and/or administration fees and/or to reimburse other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses), so that the ratio of expenses of average net assets as reported in the Fund’s Financial Highlights will be no more than the amounts indicated in the table below as it relates to each Fund’s Retail Class and Institutional Class, respectively, for such period. This agreement may not be terminated or modified by the Adviser prior to the termination date without the approval of the Board of Trustees. These amounts are not subject to recapture in future periods.

	Maximum Net Annual Fund Operating Expenses
Fund	Retail Class	Institutional Class
SBH Emerging Markets Fund	0.99%	0.84%

The Fund’s annual advisory fee and the maximum net annual fund operating expenses in the fourth and fifth paragraphs of the sub-section titled “Investment Adviser” in the section titled “Management of the Funds” on pages 62 and 63 of the Fund’s SAI is deleted and replaced with the following with respect to the SBH Emerging Markets Fund only:

The table below provides the management fee to be paid by the Funds, pursuant to the terms set forth in the advisory agreements discussed above:

Fund	Annual Advisory Fee
SBH Emerging Markets Fund	0.75%(1)

(1) Effective June 30, 2026, SBH has agreed to contractually reduce its management fee of 0.90% for all share classes of the SBH Emerging Markets Fund so that the management fee for all share classes of the Fund is 0.75%.

SBH has contractually agreed to waive a portion of its management fees and/or administration fees and/or reimburse additional other expenses (not including acquired fund fees and expenses, taxes, redemption in kind processing fees, brokerage expenses, class action claim fees, tax reclaim fees, and extraordinary expenses) so that the ratio of expenses to average net assets as set forth in the Financial Highlights will not exceed the following amounts until at least April 30, 2028 (as a % of average daily net assets) (“Maximum Annual Fund Operating Expense Limits”). Each Fund’s Total Annual Operating Expense Limits for each class is provided below:

	Maximum Net Annual Fund Operating Expenses
Fund	Retail Class	Institutional Class
SBH Emerging Markets Fund	0.99%	0.84%

Please retain this supplement with your Prospectus and
Statement of Additional Information.

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